UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS
MAY 31, 2013 Annual Report to Shareholders

DWS Floating Rate Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
26 Statement of Assets and Liabilities
28 Statement of Operations
29 Statement of Changes in Net Assets
30 Financial Highlights
34 Notes to Financial Statements
43 Report of Independent Registered Public Accounting Firm
44 Information About Your Fund's Expenses
45 Tax Information
46 Summary of Management Fee Evaluation by Independent Fee Consultant
50 Board Members and Officers
55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Floating rate loans tend to be rated below investment grade. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Douglas Beck, CFA President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

About Senior Loans
Senior loans are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, typically to finance a corporate acquisition or restructuring. These loans usually have the highest standing in a borrower's capital structure, so the holders of the loan have first claim to the company's cash flow and to proceeds from the sale of any company assets. The interest rate on a senior loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR. Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders. Institutional investors, including mutual funds, insurance companies and hedge funds, typically provide a liquid secondary market. While less familiar to the investing public than high-yield bonds, the size of the senior loan market currently exceeds that of the high-yield corporate bond market.

For the 12-month period ended May 31, 2013, DWS Floating Rate Fund provided a return of 7.93%, in comparison with the fund's benchmark, the Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index, which returned 8.70%, and the average fund in the Morningstar Bank Loan category peer group, which returned 8.79%.

As the fund's fiscal period opened, a slippage in U.S. economic indicators along with heightened concerns over the viability of the euro had credit markets unsettled. However, June of 2012 saw demand for loans stabilize to a degree, driven in part by an increase in the formation of collateralized loan obligations (CLOs), an investment vehicle that promotes leveraged loan ownership by institutions other than banks. Credit sectors overall would soon be supported by the anticipation and eventual announcement of additional bond purchases by the U.S. Federal Reserve Board (the Fed), as well as guidance to the effect that the Fed would continue its zero rate policy through 2015.

Through the year ending May 31, 2013, the European debt crisis receded to some degree and signs of firming in U.S. housing helped to boost credit sentiment. In the fall of 2012, U.S. fixed-income markets were focused primarily on the run-up to and the aftermath of the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. Despite the impending "fiscal cliff," markets seemed to anticipate a reasonable resolution, and credit-sensitive sectors continued their trend of outperformance. An increase in demand for loans pushed secondary market yields down, leading to a wave of refinancing by borrowers at lower rates and yields to investors.

Longer-term U.S. Treasury yields vacillated in the early months of 2013, as hopes for the U.S. economy strengthened, but concerns over the European debt crisis persisted. Investors generally took a benign view of credit conditions following the temporary resolution of the U.S. fiscal wrangling and sought yield wherever it could be found. The positive sentiment for risk assets was supported by continued improvement in key housing and employment measures. Demand for loans was supported additionally by investors seeking a measure of defense against a future rise in interest rate levels in the event of continued economic strengthening.

As the fund's fiscal year drew to a close, several technical factors led loan prices to soften. In April 2013, CLO issuance temporarily dipped in the wake of new regulations that impacted reserve requirements for banks sponsoring these vehicles. In addition, while loans have a floating rate feature that greatly mitigates the impact of rising interest rates, loan prices were nonetheless pressured by rising U.S. Treasury yields. Specifically, as interest rates climbed, high-yield corporate bond prices suffered and some credit-oriented investment vehicles holding both loans and high yield bonds were forced to sell loans in order to meet redemption requests.

Positive and Negative Contributors to Fund Performance

Positive contributors in the portfolio included Fairway Group Acquisition Co., a CLO. We purchased Fairway Group Acquisition Co. at what we believed to be an attractive valuation, and the position has benefited as the CLO market increasingly gained acceptance. Clear Channel Communications, Inc., a leading radio broadcast and billboard company, also performed well. The loan rebounded off lows as sentiment stabilized with respect to the company's operations. Another loan that contributed was Frac Tech International LLC, a provider of hydraulic fracturing services to the oil and gas industry. The loan has an attractive yield and has benefited from heightened resource recovery activity in recent years.

Negative contributors included Westwood One, Inc.,* a broadcaster and syndicator of content for radio companies. A recent acquisition has weighed on operating results, and the company was hurt by controversial comments from a leading talk show host which caused some advertisers to pull their business. LodgeNet Interactive Corporation,* a leading provider of video entertainment services to hotels and hospitals, has seen its results impacted negatively by the increasing consumer adoption of tablets and other portable connected devices. Another detractor was hibu plc (formally Yell Group PLC),* a European yellow pages provider. The company has experienced setbacks in transitioning to a digital, Internet-based format. LodgeNet and hibu were both purchased at what we believed to be low valuations, but we exited the positions at a loss given continued uncertainty over the outlook for both companies.

* Not held in the portfolio as of May 31, 2013.

"As the period unfolded, the positive sentiment for risk assets was supported by continued improvement in key housing and employment measures."

Outlook and Positioning

We believe the investment case for senior loans remains sound. Issuer defaults by principal balance for the institutional loan market have remained low. For the trailing 12 months ended May 31, 2013, defaults were 1.40% of loan balances, compared to 1.05% for the 12 months ended May 31, 2012. There may be certain borrowers who came to market at the height of the 2007 credit bubble who may be vulnerable to default in the months ahead. However, in our view, loan fundamentals more broadly support a continued modest default rate over the next several quarters. This view is based on the ongoing, albeit halting, improvement in overall economic conditions, as well as strong balance sheets and low borrowing costs for companies. Demand from investors attracted to the floating rate feature of loans remains strong. With some recent forced selling by credit investors seeking liquidity, we have been able to purchase what we believe to be sound assets at attractive valuations.

Portfolio Management Team

James T. Anderson, Managing Director

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Deutsche Asset & Wealth Management in 2006 after 25 years of experience in the corporate and leveraged credit markets. Prior to his current role, he served as the CIO for DB Advisors in the Americas and as the Global Head and CIO of High Yield Strategies. Prior to joining, he worked as Head of Flagship Capital Management, a subsidiary of Bank of America, as a specialty asset manager focused on below-investment grade corporate credit investments.

• Co-Head of Active Asset Management and Member of the AWM Global Client Group Executive Committee and the Asset Management CIO Executive Committee: New York.

• AB from Dartmouth College.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

LSTA is the Loan Syndications and Trading Association. The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The fund's Morningstar Bank Loan peer group consists of funds which primarily invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark such as the London Interbank Offered Rate, or LIBOR.

Leveraged loans typically carry interest rates that reflect a spread above some reference rate, generally LIBOR (the London Interbank Offered Rate). Given the recent very low levels of short-term interest rates, in order to attract investors, many leveraged loans have incorporated LIBOR floors. A LIBOR floor requires that the reference rate applied to a loan meet a certain minimum regardless of actual LIBOR levels; however, the interest paid on such loans will not adjust upward until LIBOR rises above the level of the LIBOR floor.

Performance Summary May 31, 2013 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	7.93%	5.92%	4.33%
Adjusted for the Maximum Sales Charge (max 2.75% load)	4.96%	5.33%	3.84%
S&P®/LSTA Leveraged Loan Index†	8.70%	6.57%	5.03%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	7.13%	5.23%	3.63%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.13%	5.23%	3.63%
S&P®/LSTA Leveraged Loan Index†	8.70%	6.57%	5.03%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/13
No Sales Charges	8.12%	6.11%	4.53%
S&P®/LSTA Leveraged Loan Index†	8.70%	6.57%	5.03%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/13
No Sales Charges	8.29%	6.20%	4.60%
S&P®/LSTA Leveraged Loan Index†	8.70%	6.57%	5.03%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2012 are 1.17%, 1.91%, 1.05% and 0.83% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. The performance shown for the index is for the time period of June 30, 2007 through May 31, 2013, which is based on the performance period of the life of the Fund.

† The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/13	$9.49	$9.55	$9.49	$9.50
5/31/12	$9.21	$9.26	$9.21	$9.22
Distribution Information as of 5/31/13
Income Dividends, Twelve Months	$.44	$.37	$.45	$.47

Investment Portfolio as of May 31, 2013
	Principal Amount ($)	Value ($)

Loan Participations and Assignments 90.4%
Senior Loans**
Consumer Discretionary 26.3%
99 Cents Only Stores, Term Loan, 5.25%, 1/11/2019	5,983,198	6,080,425
Academy Ltd., Term Loan, 4.5%, 8/3/2018	3,980,000	4,026,904
AMC Entertainment, Inc., Term Loan, 3.5%, 4/30/2020	4,000,000	4,021,560
Armstrong World Industries, Inc.:
Term Loan A, 2.784%, 3/15/2018	3,000,000	3,013,125
Term Loan B, 3.5%, 3/16/2020	5,000,000	5,020,825
Atlantic Broadband Finance LLC, Term Laon B, 3.25%, 12/2/2019	5,472,500	5,492,338
August LuxUK Holding Company SARL, Term Loan, 5.0%, 4/27/2018	1,405,967	1,418,269
August U.S. Holding Company, Inc., Term Loan B, 5.0%, 4/27/2018	1,081,533	1,090,997
Autoparts Holdings Ltd., First Lien Term Loan, 6.5%, 7/28/2017	7,375,691	7,301,934
Bombardier Recreational Products, Inc., Term Loan B, 4.0%, 1/30/2019	15,085,714	15,227,143
Boyd Gaming Corp., Term Loan, 6.0%, 12/17/2015	409,539	415,580
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.5%, 2/23/2017	11,580,350	11,672,009
Caesars Entertainment Operating Co.:
Term Loan B6, 5.443%, 1/26/2018	6,706,462	6,012,209
Term Loan B4, 9.5%, 10/31/2016	9,969,428	10,025,506
Calceus Acquisition, Inc., Term Loan, 5.75%, 1/31/2020	6,983,707	7,068,838
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019	20,531,901	20,698,723
Cenveo Corp., Term Loan, 6.25%, 2/13/2017	5,000,000	5,064,575
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/2019	5,445,000	5,481,590
Chrysler Group LLC, Term Loan B, 6.0%, 5/24/2017	3,930,000	3,984,647
Cinedigm Digital Funding I LLC, Term Loan, 3.75%, 4/29/2016	2,484,293	2,499,820
Clear Channel Communications, Inc., Term Loan B, 3.844%, 1/29/2016	13,141,433	12,243,478
Crown Media Holdings, Inc., Term Loan B, 4.0%, 7/14/2018	10,609,167	10,651,073
Cumulus Media Holdings, Inc.:
First Lien Term Loan, 4.5%, 9/17/2018	15,747,569	15,944,413
Second Lien Term Loan, 7.5%, 9/16/2019	5,240,000	5,445,225
David's Bridal, Inc., Term Loan B, 5.0%, 10/11/2019	6,982,500	7,046,495
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/2018	3,482,500	3,515,148
Entercom Radio LLC, Term Loan B, 5.0%, 11/23/2018	2,195,496	2,228,978
Getty Images, Inc., Term Loan B, 4.75%, 10/18/2019	20,211,875	20,370,437
Golden Nugget, Inc.:
Term Delay Draw, 3.2%, 6/30/2014	3,458,696	3,364,446
Term Loan B, 3.2%, 6/30/2014	6,136,154	5,968,944
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019	5,000,000	5,045,150
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	21,770,910	21,386,545
Harron Communications Corp., Term Loan B, 5.0%, 10/6/2017	7,061,321	7,145,174
Hillman Group, Inc., Term Loan B, 4.25%, 5/29/2017	1,970,654	1,985,434
Hilton Hotels Corp., Zero Coupon, 11/12/2015	13,823,815	13,754,696
Hubbard Radio LLC, Term Loan B, 4.5%, 4/28/2017	9,769,572	9,855,056
IMG Worldwide, Inc., Term Loan B, 5.5%, 6/16/2016	982,500	991,505
ION Media Networks, Inc., Term Loan B, 7.25%, 7/31/2018	10,473,750	10,630,856
J Crew Group, Inc., Term Loan B1, 4.0%, 3/7/2018	14,618,464	14,712,826
JC Penney Corp., Inc., First Lien Term Loan, 6.0%, 4/30/2018	7,750,000	7,872,566
Jo-Ann Stores, Inc., Term Loan, 4.0%, 3/16/2018	11,100,144	11,204,152
Kalispel Tribal Economic Authority, Term Loan B, 7.5%, 2/24/2017	8,437,800	8,469,441
Kasima LLC, Term Loan B, 3.25%, 5/14/2021	14,000,000	14,087,570
Landry's, Inc., Term Loan B, 4.75%, 4/24/2018	12,364,147	12,538,048
Leslie's Poolmart, Inc., Term Loan B, 5.25%, 10/16/2019	2,937,720	2,972,870
Local TV Finance LLC, Term Loan B2, 4.2%, 5/7/2015	1,355,058	1,366,915
Mediacom Illinois LLC, Term Loan E, 4.5%, 10/23/2017	4,886,935	4,926,641
Mohegan Tribal Gaming Authority:
Term Loan B, 5.5%, 3/31/2015	9,706,139	9,763,696
Term Loan B, 9.0%, 3/31/2016	5,000,000	5,189,575
National CineMedia LLC, Term Loan, 2.95%, 11/26/2019	11,500,000	11,512,592
National Vision, Inc., Term Loan B, 7.0%, 8/2/2018	3,950,000	4,029,000
Neiman Marcus Group, Inc., Term Loan, 4.0%, 5/16/2018	14,000,000	14,026,250
NEP Supershooters LP:
Term Loan, 4.75%, 1/18/2020	15,960,000	16,179,530
Second Lien Term Loan, 9.5%, 8/18/2020	2,285,714	2,373,337
Oceania Cruises, Inc., Term Loan B, 5.063%, 4/27/2015	18,628,690	18,442,403
Otter Products LLC, Term Loan B, 5.25%, 5/14/2019	4,500,000	4,526,730
Penn National Gaming, Inc., Term Loan B, 3.75%, 7/16/2018	1,402,847	1,415,122
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017	16,179,310	16,361,328
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018	7,532,733	7,452,736
Term Loan B2, 4.25%, 8/7/2019	3,482,500	3,462,476
Tomkin LLC, First Lien Term Loan, 5%, 11/9/2018	6,982,500	7,066,883
Quad/Graphics, Inc., Term Loan B, 4.0%, 7/26/2018	3,940,000	3,944,925
Raycom TV Broadcasting, Inc., Term Loan B, 4.25%, 5/31/2017	4,912,500	4,937,062
Regal Cinemas, Inc., Term Loan B, 2.784%, 8/23/2017	3,000,000	3,018,765
Remy International, Inc., Term Loan B, 4.25%, 3/5/2020	12,813,437	12,989,622
Renfro Corp., Term Loan B, 5.75%, 1/30/2019	6,483,750	6,540,515
Sagittarius Restaurants LLC, Term Loan, 7.25%, 10/1/2018	9,500,000	9,579,135
San Juan Cable Holdings LLC:
Term Loan B, 6.0%, 6/9/2017	6,587,687	6,672,767
Second Lien Term Loan, 8.784%, 6/8/2018	1,000,000	1,020,005
Seminole Hard Rock Entertainment, Inc., Term Loan B, 3.5%, 5/15/2020	7,000,000	6,965,000
Seminole Tribe of Florida, Term Loan, 3.0%, 4/29/2020	6,500,000	6,521,125
Sesac Holdco II LLC:
First Lien Term Loan, 6.0%, 2/8/2019	5,985,000	6,056,102
Second Lien Term Loan, 10.0%, 6/28/2019	500,000	512,500
Springs Windows Fashions LLC:
Term Loan B, 6.0%, 5/31/2017	8,107,109	8,161,143
Second Lien Term Loan, 11.25%, 11/30/2017	3,000,000	3,041,250
SRAM LLC, Term Loan B, 4.0%, 6/7/2018	11,631,151	11,674,768
Tempur-Pedic International, Inc., Term Loan B, 3.5%, 12/12/2019	11,965,129	12,001,443
Toys 'R' Us-Delaware, Inc.:
Term Loan B2, 5.25%, 5/25/2018	992,424	986,227
Term Loan B3, 5.25%, 5/25/2018	2,979,987	2,966,965
Term Loan, 6.0%, 9/1/2016	16,490,022	16,569,009
Travelport LLC:
Term Delay Draw, 5.533%, 8/21/2015	4,271,997	4,270,053
Term Loan, 5.533%, 8/21/2015	5,878,229	5,875,555
Term Loan S, 5.534%, 8/21/2015	1,416,321	1,415,676
Second Lien Term Loan, 9.5%, 1/29/2016	4,008,000	4,190,364
UCI International, Inc., Term Loan B, 5.5%, 7/26/2017	5,040,010	5,073,073
Univision Communications, Inc., Term Loan, 4.5%, 3/2/2020	15,962,289	15,955,186
UPC Financing Partnership, Term Loan AF, 4.0%, 1/29/2021	5,250,000	5,288,561
Village Roadshow Films (BVI) Ltd., Term Loan B, 4.75%, 11/21/2017	3,000,000	3,082,500
Visant Holding Corp., Term Loan B, 5.25%, 12/22/2016	19,563,880	19,113,911
WaveDivision Holdings LLC, Term Loan B, 4.0%, 10/15/2019	2,199,500	2,221,506
WMG Acquisition Corp.:
Term Delay Draw, 3.75%, 7/1/2020	3,536,585	3,530,697
Term Loan, 5.25%, 7/1/2020	3,463,415	3,489,390
Yankee Candle Company, Inc., Term Loan B, 5.25%, 4/2/2019	6,061,638	6,084,399
		686,891,956
Consumer Staples 8.5%
Albertson's LLC:
Term Loan B1, 4.25%, 3/21/2016	8,038,709	8,100,285
Term Loan B2, 4.75%, 3/21/2019	3,961,291	3,978,622
American Seafoods Group LLC, Term Loan B, 5.25%, 3/16/2018	7,230,268	7,157,965
B&G Foods, Inc., Term Loan B, 4.0%, 11/30/2018	2,962,500	3,000,776
Bellisio Foods, Inc., Term Loan, 7.0%, 12/15/2017	901,482	896,975
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018	5,000,000	5,039,575
Centerplate, Inc., Term Loan A, 5.75%, 10/15/2018	8,955,000	9,022,163
Clearwater Seafoods LP, Term Loan B, 6.75%, 6/6/2018	3,290,862	3,307,316
Collective Brands Finance, Inc., Term Loan, 7.25%, 10/9/2019	13,943,803	14,135,530
Del Monte Foods Co., Term Loan, 4.0%, 3/8/2018	8,046,805	8,100,678
Fairway Group Acquisition Co., Term Loan, 6.75%, 8/17/2018	19,417,603	19,466,147
Focus Brands, Inc.:
Term Loan, 4.25%, 2/21/2018	5,497,073	5,546,546
Second Lien Term Loan, 10.25%, 8/21/2018	2,000,000	2,050,000
Grocery Outlet, Inc., Term Loan B1, 5.5%, 12/10/2018	7,992,500	8,074,943
HJ Heinz Co., Term Loan B2, 3.5%, 3/27/2020	16,500,000	16,669,785
Hostess Brands, Inc., Term Loan, 6.75%, 3/6/2020	4,000,000	4,117,520
NBTY, Inc., Term Loan B2, 3.5%, 10/1/2017	1,487,652	1,501,599
North American Breweries, Inc., Term Loan B, 7.5%, 12/11/2018	2,493,750	2,506,219
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/2020	22,500,000	22,558,613
Pinnacle Holdco SARL, Term Loan, 4.75%, 7/24/2019	11,957,531	12,125,714
Prestige Brands, Inc., Term Loan, 3.75%, 1/31/2019	1,348,485	1,362,812
Roundy's Supermarkets, Inc., Term Loan B, 5.75%, 2/13/2019	6,929,561	6,808,293
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.5%, 4/23/2020	7,500,000	7,537,500
SUPERVALU, Inc., Term Loan B, 5.0%, 3/21/2019	3,497,926	3,493,117
U.S. Foods, Inc., Term Loan B, 5.75%, 3/31/2017	17,429,001	17,654,564
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/2/2020	10,000,000	10,022,900
Wendy's International, Inc., Term Loan B, 3.25%, 5/15/2019	4,603,333	4,643,935
Windsor Quality Food Co., Ltd., Term Loan B, 5.0%, 2/16/2017	14,418,349	14,544,510
		223,424,602
Energy 3.9%
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017	7,000,000	7,198,450
Crestwood Holdings LLC, Term Loan B, 9.75%, 3/26/2018	4,305,480	4,364,681
Energy Transfer Equity LP, Term Loan B, 3.75%, 3/24/2017	1,350,000	1,365,565
Frac Tech International LLC, Term Loan B, 8.5%, 5/6/2016	6,500,000	6,404,320
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020	1,028,647	1,037,005
Murray Energy Corp., Term Loan B, 4.75%, 5/24/2019	500,000	497,500
NGPL PipeCo LLC, Term Loan B, 6.75%, 9/15/2017	17,571,429	17,776,487
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.5%, 3/27/2020	3,000,000	3,022,500
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018	17,500,000	17,658,550
Saxon Energy Services, Inc., Term Loan B, 5.5%, 1/22/2019	8,000,000	8,105,960
Sheridan Production Partners I LLC:
Term Loan B2, 5.0%, 9/14/2019	16,409,865	16,536,385
Term Loan B2-1A, 5.0%, 9/25/2019	2,174,442	2,191,207
Term Loan B2-1M, 5.0%, 9/25/2019	1,328,162	1,338,402
Tallgrass Operations LLC, Term Loan, 5.25%, 11/13/2018	6,889,554	6,958,449
Walter Energy, Inc., Term Loan B, 5.75%, 4/2/2018	5,873,195	5,914,806
		100,370,267
Financials 5.2%
American Capital Holdings, Inc., Term Loan, 5.5%, 8/22/2016	5,500,000	5,582,500
AmWINS Group, Inc., Term Loan, 5.0%, 9/6/2019	8,977,500	9,091,290
Asurion LLC, Term Loan B1, 4.5%, 5/24/2019	7,904,990	7,962,894
Awas Aviation Capital Ltd., Term Loan, 3.5%, 7/16/2018	1,449,171	1,467,887
AWAS Finance Luxembourg SARL, Term Loan B, 3.5%, 6/10/2016	2,822,705	2,852,710
Clipper Acquisitions Corp., Term Loan B, 4.0%, 2/6/2020	6,982,500	7,078,509
CNO Financial Group, Inc., Term Loan B2, 3.75%, 9/20/2018	6,690,360	6,748,901
Cooper Gay Swett & Crawford Ltd., First Lien Term Loan, 5.0%, 4/6/2020	8,000,000	8,120,000
Cunningham Lindsey U.S., Inc., First Lien Term Loan, 5.0%, 12/10/2019	6,982,500	7,061,053
Duff & Phelps Investment Management Co., Term Loan B, 4.5%, 4/23/2020	2,000,000	2,022,500
Evergreen Acqco 1 LP, Term Loan, 5.0%, 7/9/2019	1,492,500	1,504,626
FGI Operating Co., LLC, Term Loan, 5.5%, 4/19/2019	2,482,407	2,494,050
Istar Financial, Inc.:
Term Loan, 4.5%, 10/16/2017	19,654,198	19,902,333
Term Loan A2, 7.0%, 3/17/2017	2,000,000	2,135,000
Level 3 Financing, Inc., Term Loan B, 5.25%, 8/1/2019	3,000,000	3,035,315
LPL Holdings, Inc., Term Loan B, 3.25%, 3/29/2019	3,000,000	3,006,570
Luxlas Fund LP, Term Loan B, 6.5%, 8/14/2017	4,672,119	4,716,902
Nuveen Investments, Inc., Term Loan, 4.193%, 5/13/2017	18,823,348	18,939,017
Ocwen Financial Corp., Term Loan, 5.0%, 2/15/2018	4,000,000	4,059,180
Serta Simmons Holdings LLC, Term Loan, 5.0%, 10/1/2019	5,985,000	6,036,441
Springleaf Financial Funding Co., Term Loan, 5.5%, 5/10/2017	5,698,175	5,729,059
Starwood Property Trust, Inc., Term Loan B, 3.5%, 4/17/2020	2,000,000	2,005,000
U.S. Coatings Acquisition, Inc., Term Loan, 4.75%, 2/3/2020	5,000,000	5,049,075
		136,600,812
Health Care 5.2%
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019	9,061,981	9,080,875
AMN Healthcare, Inc., Term Loan B, 5.25%, 4/5/2018	3,192,400	3,222,999
Aptalis Pharma, Inc., Term Loan B, 5.5%, 2/10/2017	13,339,531	13,428,505
Bausch & Lomb, Inc., Term Loan, 4.0%, 5/17/2019	14,887,500	14,957,322
Bright Horizons Family Solutions, Inc., Term Loan B, 4.0%, 1/30/2020	2,992,500	3,019,807
Community Health Systems, Inc., Term Loan, 3.773%, 1/25/2017	3,818,283	3,854,728
Convatec, Inc., Term Loan, 5.0%, 12/22/2016	3,878,388	3,938,988
DaVita, Inc.:
Term Loan B2, 4.0%, 11/1/2019	3,990,000	4,045,361
Term Loan B, 4.5%, 10/20/2016	1,441,503	1,458,981
Drumm Investors LLC, Term Loan, 5.0%, 5/4/2018	13,257,625	12,826,752
Education Management LLC, Term Loan C2, 4.313%, 6/1/2016	14,496,711	13,074,294
Grifols, Inc., Term Loan B, 4.25%, 6/1/2017	2,936,713	2,966,389
HCA, Inc., Term Loan B3, 2.948%, 5/1/2018	1,500,000	1,507,598
Healogics, Inc., First Lien Term Loan, 5.25%, 2/5/2019	3,000,000	3,041,250
Hologic, Inc., Term Loan B, 4.5%, 8/1/2019	3,970,000	4,004,182
IMS Health, Inc., Term Loan B1, 3.75%, 9/1/2017	1,000,000	1,007,710
Lifepoint Hospitals, Inc., Term Loan B, 2.7%, 7/24/2017	997,500	1,005,814
Onex Carestream Finance LP, Term Loan B, 5.0%, 2/25/2017	15,565,049	15,616,180
Par Pharmaceutical Companies, Inc., Term Loan B, 4.25%, 9/30/2019	11,940,075	11,993,746
Surgical Care Affiliates, Inc.:
Term Delay Draw, 4.25%, 4/29/2018	1,000,000	1,006,250
Term Loan B, 4.284%, 12/29/2017	2,932,092	2,946,752
Valeant Pharmaceuticals International, Inc.:
Term Loan D1, 3.5%, 2/13/2019	997,500	1,005,490
Term Loan C1, 3.5%, 12/11/2019	1,995,000	2,011,369
VWR Funding, Inc., Term Loan, 4.194%, 4/3/2017	1,995,000	2,018,272
Warner Chilcott Co., LLC, Term Loan B2, 4.25%, 3/15/2018	445,163	449,281
Warner Chilcott Corp.:
Incremental Term Loan B1, 4.25%, 3/15/2018	546,869	551,928
Term Loan B1, 4.25%, 3/15/2018	1,256,284	1,267,904
WC Luxco SARL, Term Loan B3, 4.25%, 3/15/2018	989,966	999,123
		136,307,850
Industrials 16.5%
Acosta, Inc., Term Loan D, 5.0%, 3/2/2018	12,080,826	12,199,097
Advantage Sales & Marketing, Inc.:
First Lien Term Loan, 4.25%, 12/18/2017	6,326,150	6,389,411
Second Lien Term Loan, 8.25%, 6/17/2018	10,183,714	10,353,426
Allegiant Travel Co., Term Loan B, 5.75%, 3/10/2017	3,900,472	3,941,915
Alliance Laundry Systems LLC, Term Loan, 4.5%, 12/7/2018	3,482,278	3,520,375
American Petroleum Tankers LLC, Term Loan B, 4.75%, 10/2/2019	4,000,000	4,060,000
Ancestry.com, Inc., Term Loan, 5.25%, 12/28/2018	5,830,746	5,876,314
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	12,669,839	12,859,887
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017	9,405,050	9,593,151
CEVA Group PLC:
Term Loan B, 5.276%, 8/31/2016	9,910,863	9,694,114
Letter of Credit, 5.283%, 8/31/2016	1,774,152	1,703,186
ClientLogic Corp., Term Loan, 7.028%, 1/30/2017	10,075,797	10,060,683
Coach America Holdings, Inc.:
First Lien Term Loan, LIBOR plus 3.0%, 4/18/2014*	1,413,475	30,036
Letter of Credit, LIBOR plus 5.75%, 4/21/2014*	298,057	6,334
Commercial Barge Line Co., First Lien Term Loan, 7.5%, 9/23/2019	5,500,000	5,458,750
Connolly Holdings, Inc., First Lien Term Loan, 6.5%, 7/13/2018	3,831,571	3,877,071
Corporate Executive Board Co., Term Loan B, 5.0%, 7/2/2019	2,992,500	3,009,348
CPG International, Inc., Term Loan, 5.75%, 9/18/2019	14,925,000	15,061,862
CPI International, Inc., Term Loan B, 5.0%, 2/13/2017	5,896,245	5,984,689
Crossmark Holdings, Inc.:
Term Loan, 4.5%, 12/20/2019	3,491,250	3,499,978
Second Lien Term Loan, 8.75%, 12/21/2020	1,000,000	1,003,750
Delta Air Lines, Inc., Term Loan B, 4.25%, 4/20/2017	10,822,349	10,969,262
Dematic SA, Term Loan, 5.25%, 12/27/2019	3,990,000	4,029,900
DynCorp International LLC, Term Loan B, 6.25%, 7/7/2016	8,340,604	8,410,081
Garda World Security Corp., Term Loan B, 4.5%, 11/13/2019	995,000	1,009,925
Generac Power Systems, Inc., Term Loan B, 6.25%, 5/30/2018	9,345,037	9,368,399
Genpact International, Inc., Term Loan B, 5.5%, 8/30/2019	4,975,000	5,040,297
Grede LLC, Term Loan B, 4.5%, 5/2/2018	4,829,872	4,862,063
Hertz Corp., Term Loan B, 3.75%, 3/11/2018	4,987,500	5,028,921
IG Investment Holdings LLC, First Lien Term Loan, 6.0%, 10/31/2019	8,482,500	8,574,408
Infor (U.S.), Inc., Term Loan B2, 5.25%, 4/5/2018	8,457,500	8,562,162
Intelligrated, Inc., First Lien Term Loan, 4.5%, 7/30/2018	2,985,000	3,014,850
Interactive Data Corp., Term Loan B, 3.75%, 2/11/2018	19,605,963	19,706,345
Language Line LLC:
Term Loan B, 6.25%, 6/20/2016	11,707,266	11,639,949
Second Lien Term Loan, 10.5%, 12/20/2016	7,000,000	6,979,595
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/26/2019	4,000,000	4,027,520
Livingston International, Inc., First Lien Term Loan, 5.0%, 4/16/2019	6,000,000	6,030,030
LMI Aerospace, Inc., Term Loan, 4.75%, 12/28/2018	1,995,000	2,014,950
MModal, Inc., Term Loan B, 7.5%, 8/15/2019	13,843,393	13,713,611
Monitronics International, Inc., Term Loan B, 4.25%, 3/23/2018	9,606,533	9,738,671
Orbitz Worldwide, Inc.:
Term Loan B, 4.5%, 9/20/2017	1,666,667	1,683,333
Term Loan C, 5.75%, 5/20/2019	10,000,000	10,068,750
Ozburn-Hessey Holding Co., LLC, Term Loan B, 8.25%, 4/8/2016	581,250	580,160
PRV Aerospace LLC, Term Loan B, 6.5%, 5/9/2018	5,763,563	5,806,790
Rexnord LLC, Term Loan B, 3.75%, 4/2/2018	5,455,371	5,530,383
Sabre, Inc., Term Loan B, 5.25%, 2/19/2019	12,865,125	13,054,693
Silver II US Holdings LLC, Term Loan, 4.0%, 12/13/2019	5,000,000	5,014,075
Six3 Systems, Inc., Term Loan B, 7.0%, 10/4/2019	8,478,750	8,648,325
Sophia LP, Term Loan B, 4.5%, 7/19/2018	4,864,784	4,911,000
SourceHov LLC, First Lien Term Loan, 5.25%, 4/30/2018	2,000,000	2,028,750
STG-Fairway Acquisitions, Term Loan B, 6.25%, 2/28/2019	4,000,000	4,022,500
SumTotal Systems LLC, First Lien Term Loan, 6.25%, 11/16/2018	3,990,000	4,034,888
SurveyMonkey.com, LLC, Term Loan B, 5.5%, 2/5/2019	11,500,000	11,629,375
Swift Transportation Co., Inc., Term Loan B2, 4.0%, 12/21/2017	4,714,392	4,782,750
Synagro Technologies, Inc., Term Loan B, 2.28%, 4/2/2014	9,028,813	8,915,953
Tank Holding Corp., Term Loan, 4.25%, 7/9/2019	8,155,352	8,194,416
TASC, Inc., Term Loan B, 4.5%, 12/18/2015	4,938,792	4,955,782
Terex Corp., Term Loan B, 4.5%, 4/28/2017	1,111,422	1,132,028
Transdigm, Inc., Term Loan C, 3.75%, 2/28/2020	994,992	1,008,424
TricorBraun, Inc., Term Loan B, 4.0%, 5/3/2018	6,455,000	6,500,734
TriNet Group, Inc., Term Loan B, 6.5%, 10/24/2018	8,986,250	9,031,181
U.S. Security Holdings, Inc.:
Term Dalay Draw, 6.0%, 7/28/2017	654,573	660,097
Term Loan, 6.0%, 7/28/2017	3,296,985	3,324,811
United Airlines, Inc., Term Loan B, 4.0%, 3/22/2019	6,700,000	6,785,425
WASH Multifamily Laundry Systems LLC, Term Loan, 5.25%, 2/21/2019	4,000,000	4,030,000
Waste Industries U.S.A., Inc., Term Loan B, 4.0%, 3/17/2017	8,783,762	8,926,498
WESCO Distribution, Inc., Term Loan B, 4.5%, 12/12/2019	2,493,750	2,516,069
West Corp., Term Loan B8, 3.75%, 6/29/2018	4,860,016	4,911,653
WP CPP Holdings LLC, First Lien Term Loan, 4.75%, 12/27/2019	6,483,750	6,508,064
		430,101,223
Information Technology 9.5%
Arris Group, Inc., Term Loan B, 3.5%, 4/17/2020	10,000,000	10,025,050
Aspect Software, Inc., Term Loan B, 7.0%, 5/6/2016	5,379,918	5,465,674
Attachmate Corp.:
First Lien Term Loan, 7.25%, 11/22/2017	9,712,500	9,855,177
Second Lien Term Loan, 11.0%, 11/22/2018	10,000,000	10,250,000
Avaya, Inc.:
Term Loan B3, 4.773%, 10/26/2017	15,894,978	14,319,627
Term Loan B5, 8.0%, 3/30/2018	7,744,008	7,430,414
Blackboard, Inc., Term Loan B2, 6.25%, 10/4/2018	9,377,576	9,565,127
Blue Coat Systems, Inc., Term Loan, 4.5%, 2/15/2018	9,922,513	10,004,671
Booz Allen Hamilton, Inc., Term Loan B, 4.5%, 7/31/2019	5,970,000	6,029,700
CommScope, Inc., Term Loan, 3.75%, 1/12/2018	11,586,367	11,722,159
Deltek, Inc.:
First Lien Term Loan, 5.0%, 10/10/2018	6,733,125	6,824,292
Second Lien Term Loan, 10.0%, 10/10/2019	1,000,000	1,031,875
DG FastChannel, Inc., Term Loan B, 7.25%, 7/26/2018	14,668,349	14,484,995
First Data Corp.:
Term Loan, 4.193%, 3/24/2017	2,926,756	2,925,483
Term Loan B, 4.195%, 3/23/2018	21,135,503	21,094,395
Freescale Semiconductor, Inc., Term Loan B4, 5.0%, 3/2/2020	16,000,000	16,122,800
Global Cash Access LLC, Term Loan B, 4.0%, 3/1/2016	1,095,238	1,103,452
Hyland Software, Inc., First Lien Term Loan, 5.5%, 10/25/2019	5,985,000	6,039,254
iPayment, Inc., Term Loan B, 5.75%, 5/8/2017	11,131,058	11,061,489
Microsemi Corp., Term Loan, 3.75%, 2/19/2020	7,045,947	7,107,634
NPC International, Inc., Term Loan B, 4.5%, 12/28/2018	1,981,667	2,019,645
NXP BV, Term Loan A1, 4.5%, 3/3/2017	8,318,799	8,505,971
Oberthur Technologies Holding SAS, Term Loan B, 6.252%, 3/30/2019	12,437,500	12,468,594
Riverbed Technology, Inc., Term Loan, 4.0%, 12/18/2019	4,565,080	4,633,557
RP Crown Parent, LLC, First Lien Term Loan, 6.75%, 12/21/2018	9,476,250	9,636,162
Sensus U.S.A., Inc.:
First Lien Term Loan, 4.75%, 5/9/2017	10,018,412	10,068,554
Second Lien Term Loan, 8.5%, 5/9/2018	3,500,000	3,531,728
SI Organization, Inc., Term Loan B, 4.5%, 11/22/2016	2,442,500	2,439,447
SkillSoft Corp., Term Loan B, 5.0%, 5/26/2017	5,474,165	5,547,738
SymphonyIRI Group, Inc., Term Loan B, 4.5%, 12/1/2017	7,668,063	7,754,328
		249,068,992
Materials 7.8%
American Rock Salt Holdings LLC, Term Loan, 5.5%, 4/25/2017	1,759,339	1,775,173
Arch Coal, Inc., Term Loan B, 5.75%, 5/16/2018	12,413,736	12,557,798
AZ Chem U.S., Inc., Term Loan, 5.25%, 12/22/2017	2,845,710	2,881,993
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/7/2020	27,000,000	27,058,185
Caraustar Industries, Inc., Term Loan, 7.5%, 5/1/2019	2,000,000	2,030,000
Chemtura Corp., Term Loan B, 5.5%, 8/27/2016	5,386,713	5,459,111
Earthbound Holdings III LLC, Term Loan B, 5.75%, 12/21/2016	12,628,366	12,640,994
Exopack LLC, Term Loan, 5.0%, 5/31/2017	17,456,875	17,565,981
Fairmount Minerals Ltd., Term Loan B, 5.25%, 3/15/2017	13,579,336	13,695,371
Ineos U.S. Finance LLC, 6 year Term Loan, 4.0%, 5/4/2018	10,347,458	10,363,341
JMC Steel Group, Inc., Term Loan, 4.75%, 4/3/2017	2,940,057	2,984,158
Kronos Worldwide, Inc., Term Loan B, 7.0%, 6/13/2018	1,500,000	1,511,250
Nexeo Solutions LLC, Term Loan B, 5.0%, 9/8/2017	11,270,998	11,278,042
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019	8,204,906	8,245,930
Nusil Technology LLC, Term Loan, 5.25%, 4/7/2017	11,142,336	11,200,833
Reynolds Group Holdings, Inc., Term Loan, 4.75%, 9/28/2018	12,935,000	13,071,788
Tronox, Inc., Term Loan, 4.5%, 3/13/2020	3,154,643	3,192,104
Tube City IMS Corp., Term Loan, 4.75%, 3/20/2019	13,306,656	13,497,939
Unifrax Corp., Term Loan, 4.25%, 11/28/2018	1,995,000	2,013,713
Univar, Inc., Term Loan B, 5.0%, 6/30/2017	12,811,870	12,749,156
Vantage Specialty Chemicals, Inc., Term Loan B, 5.0%, 2/10/2018	5,209,884	5,288,032
Waupaca Foundry, Inc., Term Loan, 4.5%, 6/29/2017	5,000,000	5,020,850
World Kitchen, Inc., Term Loan B, 5.5%, 3/4/2019	8,052,632	8,113,026
		204,194,768
Telecommunication Services 4.7%
Alaska Communications Systems Holdings, Inc., Term Loan B, 5.75%, 10/21/2016	13,793,220	13,735,703
Alcatel-Lucent U.S.A., Inc., Term Loan C, 7.25%, 1/30/2019	7,341,600	7,439,500
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/2020	6,000,000	6,048,000
Fibertech Networks LLC, Term Loan, 4.75%, 12/18/2019	3,990,000	4,024,913
Genesys Telecom Holdings U.S., Inc., Term Loan B, 4.0%, 2/7/2020	6,050,000	6,096,887
Global Tel*Link Corporation, First Lien Term Loan, 5.0%, 5/22/2020	2,661,290	2,672,108
Intelsat Jackson Holdings Ltd., Term Loan, 5.25%, 2/3/2014	11,078,110	11,095,392
NTELOS, Inc., Term Loan B, 5.75%, 11/8/2019	11,974,975	11,857,321
Sorenson Communications, Inc., Term Loan, 9.5%, 10/31/2014	10,000,000	10,190,650
Syniverse Holdings, Inc., Term Dalay Draw, 4.0%, 4/23/2019	3,000,000	3,018,750
Telesat LLC, Term Loan B, 3.5%, 3/28/2019	13,000,000	13,116,090
Time Warner Telecom Holdings, Inc., Term Loan B, 2.7%, 4/17/2020	2,000,000	2,012,500
Virgin Media Investment Holdings Ltd., Term Loan B, 3.5%, 2/17/2020	13,000,000	13,008,125
Windstream Corp.:
Term Loan B4, 3.5%, 1/23/2020	3,491,250	3,514,153
Term Loan B3, 4.0%, 8/8/2019	1,488,750	1,505,967
Zayo Group LLC, Term Loan B, 4.5%, 7/2/2019	12,916,181	13,034,235
		122,370,294
Utilities 2.8%
Calpine Corp., Term Loan B1, 4.0%, 4/2/2018	967,595	977,818
Equipower Resources Holdings LLC:
First Lien Term Loan, 5.5%, 12/21/2018	7,833,220	7,909,124
Second Lien Term Loan, 10.0%, 6/21/2019	2,000,000	2,063,340
Essential Power LLC, Term Loan B, 4.5%, 8/8/2019	11,035,420	11,150,409
La Frontera Generation LLC, Term Loan, 4.5%, 9/30/2020	16,150,000	16,311,500
LSP Madison Funding LLC, Term Loan, 5.5%, 6/28/2019	9,143,288	9,246,150
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020	11,000,000	11,055,000
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/22/2017	7,062,368	7,084,438
Texas Competitive Electric Holdings Co., LLC:
Term Loan, 3.693%, 10/10/2014	1,922,778	1,493,768
Term Loan, 4.693%, 10/10/2017	3,956,639	2,872,836
Topaz Power Holdings LLC, Term Loan, 5.25%, 2/26/2020	3,491,250	3,535,764
		73,700,147
Total Loan Participations and Assignments (Cost $2,342,736,441)		2,363,030,911

Corporate Bonds 5.9%
Consumer Discretionary 1.5%
APX Group, Inc., 144A, 6.375%, 12/1/2019	5,000,000	4,987,500
Libbey Glass, Inc., 6.875%, 5/15/2020	900,000	974,250
LKQ Corp., 144A, 4.75%, 5/15/2023	2,500,000	2,493,750
MGM Resorts International, 7.75%, 3/15/2022	5,000,000	5,700,000
Netflix, Inc., 144A, 5.375%, 2/1/2021	4,000,000	4,060,000
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022	1,000,000	1,053,750
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021	4,000,000	3,920,000
Sirius XM Radio, Inc.:
144A, 4.25%, 5/15/2020	1,000,000	980,000
144A, 5.25%, 8/15/2022	1,000,000	1,027,500
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021 (a)	3,500,000	3,482,500
Sotheby's, 144A, 5.25%, 10/1/2022	4,000,000	4,030,000
Travelport LLC, 144A, 6.402%, 3/1/2016	3,450,000	3,268,875
Wolverine World Wide, Inc., 144A, 6.125%, 10/15/2020	2,000,000	2,115,000
		38,093,125
Consumer Staples 0.1%
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021	3,000,000	3,225,000
Energy 1.7%
Halcon Resources Corp., 8.875%, 5/15/2021	2,000,000	2,035,000
Midstates Petroleum Co., Inc., 144A, 9.25%, 6/1/2021	2,000,000	1,990,000
Newfield Exploration Co., 6.875%, 2/1/2020	8,950,000	9,576,500
Offshore Group Investment Ltd.:
144A, 7.125%, 4/1/2023	6,000,000	6,195,000
7.5%, 11/1/2019	8,135,000	8,785,800
Pacific Drilling SA, 144A, 5.375%, 6/1/2020 (a)	11,000,000	10,890,000
Sabine Pass Liquefaction LLC:
144A, 5.625%, 2/1/2021	4,000,000	4,015,000
144A, 5.625%, 4/15/2023	1,000,000	1,000,000
SM Energy Co., 144A, 5.0%, 1/15/2024	1,100,000	1,111,000
		45,598,300
Financials 0.5%
AmeriGas Finance LLC, 7.0%, 5/20/2022	2,657,000	2,882,845
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022	3,000,000	3,240,000
Hexion U.S. Finance Corp., 144A, 6.625%, 4/15/2020	6,000,000	6,240,000
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020	1,000,000	1,027,500
		13,390,345
Health Care 0.1%
Tenet Healthcare Corp., 144A, 4.375%, 10/1/2021	4,000,000	3,880,000
Industrials 0.4%
General Cable Corp., 144A, 5.75%, 10/1/2022	1,000,000	1,030,000
Iron Mountain, Inc., 5.75%, 8/15/2024	4,000,000	4,050,000
Welltec AS, 144A, 8.0%, 2/1/2019	4,000,000	4,320,000
		9,400,000
Information Technology 0.5%
Freescale Semiconductor, Inc., 4.155%***, 12/15/2014	2,000,000	1,992,500
Sensata Technologies BV, 144A, 4.875%, 10/15/2023	1,000,000	995,000
Unisys Corp., 6.25%, 8/15/2017	2,000,000	2,140,000
VeriSign, Inc., 144A, 4.625%, 5/1/2023	1,750,000	1,758,750
Viasystems, Inc., 144A, 7.875%, 5/1/2019	5,000,000	5,350,000
		12,236,250
Materials 0.6%
Clearwater Paper Corp., 144A, 4.5%, 2/1/2023	2,851,000	2,815,363
FMG Resources (August 2006) Pty Ltd., 144A, 6.875%, 4/1/2022	5,000,000	5,050,000
Hecla Mining Co., 144A, 6.875%, 5/1/2021	4,000,000	3,870,000
United States Steel Corp., 7.5%, 3/15/2022	4,000,000	4,110,000
		15,845,363
Telecommunication Services 0.5%
Intelsat Jackson Holdings SA, 144A, 5.5%, 8/1/2023 (a)	12,000,000	11,760,000
Total Corporate Bonds (Cost $150,760,182)		153,428,383

Asset-Backed 0.3%
Miscellaneous
Fairway Loan Funding Co., "B2L", Series 2006-1A, 144A, 4.078%***, 10/17/2018	7,000,000	6,636,980
NYLIM Flatiron CLO Ltd., "D", Series 2005-1A, 144A, 2.075%***, 8/10/2017	1,220,457	1,208,839
Total Asset-Backed (Cost $6,923,747)		7,845,819

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary
Buffets Restaurants Holdings, Inc.*	436	2,616
Dex Media, Inc.*	786	14,517
Total Common Stocks (Cost $66,864)		17,133

Cash Equivalents 10.4%
Central Cash Management Fund, 0.07% (b)	262,147,661	262,147,661
DWS Variable NAV Money Fund, 0.21% (b)	999,975	10,000,746
Total Cash Equivalents (Cost $272,148,407)		272,148,407

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,772,635,641)†	107.0	2,796,470,653
Other Assets and Liabilities, Net	(7.0)	(182,167,075)
Net Assets	100.0	2,614,303,578

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Coach America Holdings, Inc.*	LIBOR plus 3.0%	4/18/2014	1,413,475	1,363,812	30,036
Coach America Holdings, Inc.*	LIBOR plus 5.75%	4/21/2014	298,057	287,584	6,334
				1,651,396	36,370

* Non-income producing security.

** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major U.S. bank or LIBOR, and are shown at their current rate as of May 31, 2013.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2013.

† The cost for federal income tax purposes was $2,772,956,175. At May 31, 2013, net unrealized appreciation for all securities based on tax cost was $23,514,478. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,307,515 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,793,037.

(a) When-issued security.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Prime Rate: Interest rate charged by banks to their most creditworthy customers.

LIBOR: London Interbank Offered Rate

At May 31, 2013, the Fund had an unfunded loan commitment of $3,000,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Tallgrass Energy Partners LP, Term Delay Draw, 10/25/2017	3,000,000	3,000,000	—

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (c)
Loan Participations and Assignments	$—	$2,363,030,911	$—	$2,363,030,911
Corporate Bonds	—	153,428,383	—	153,428,383
Asset-Backed	—	7,845,819	—	7,845,819
Common Stocks	14,517	2,616	—	17,133
Short-Term Investments (c)	272,148,407	—	—	272,148,407
Total	$272,162,924	$2,524,307,729	$—	$2,796,470,653

There have been no transfers between fair value measurement levels during the year ended May 31, 2013.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,500,487,234)	$2,524,322,246
Investments in affiliated DWS Funds (cost $272,148,407)	272,148,407
Total investments in securities, at value (cost $2,772,635,641)	2,796,470,653
Receivable for investments sold	18,303,190
Receivable for Fund shares sold	16,353,491
Interest receivable	14,529,672
Due from Advisor	101,175
Other assets	105,483
Total assets	2,845,863,664
Liabilities
Cash overdraft	45,407
Payable for investments purchased	183,802,341
Payable for investments purchased — when-issued/delayed delivery securities	26,553,750
Payable for Fund shares redeemed	17,858,548
Accrued management fee	1,298,151
Accrued Trustees' fees	11,658
Accrued expenses	1,990,231
Total liabilities	231,560,086
Net assets, at value	$2,614,303,578
Net Assets Consist of
Undistributed net investment income	635,100
Net unrealized appreciation (depreciation) on investments	23,835,012
Accumulated net realized gain (loss)	(11,868,764)
Paid-in capital	2,601,702,230
Net assets, at value	$2,614,303,578

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($716,990,468 ÷ 75,523,498 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.49
Maximum offering price per share (100 ÷ 97.25 of $9.49)	$9.76
Class C Net Asset Value offering and redemption price per share ($389,536,751 ÷ 40,808,557 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.55
Class S Net Asset Value offering and redemption price per share ($979,151,995 ÷ 103,213,288 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.49
Institutional Class Net Asset Value offering and redemption price per share ($528,624,364 ÷ 55,627,245 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.50

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2013
Investment Income
Income: Interest	$123,949,306
Income distributions from affiliated Funds	238,742
Total income	124,188,048
Expenses: Management fee	13,800,857
Administration fee	2,150,088
Services to shareholders	2,864,734
Distribution and service fees	4,934,551
Custodian fee	401,782
Professional fees	273,175
Reports to shareholders	167,932
Registration fees	143,499
Trustees' fees and expenses	79,086
Other	83,364
Total expenses before expense reductions	24,899,068
Expense reductions	(1,431,304)
Total expenses after expense reductions	23,467,764
Net investment income	100,720,284
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(256,753)
Change in net unrealized appreciation (depreciation) on: Investments	59,790,111
Unfunded loan commitments	(5,038)
59,785,073
Net gain (loss)	59,528,320
Net increase (decrease) in net assets resulting from operations	$160,248,604

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$100,720,284	$102,559,310
Net realized gain (loss) on investment transactions	(256,753)	(30,031,085)
Change in net unrealized appreciation (depreciation)	59,785,073	(51,041,139)
Net increase (decrease) in net assets resulting from operations	160,248,604	21,487,086
Distributions to shareholders: Net investment income: Class A	(29,558,970)	(28,741,872)
Class C	(13,284,480)	(11,423,293)
Class S	(37,649,595)	(31,310,442)
Institutional Class	(19,592,139)	(15,232,436)
Return of capital: Class A	—	(4,031,004)
Class C	—	(1,602,100)
Class S	—	(4,391,242)
Institutional Class	—	(2,136,326)
Total distributions	(100,085,184)	(98,868,715)
Fund share transactions: Proceeds from shares sold	1,181,139,132	930,213,806
Reinvestment of distributions	86,192,509	84,999,297
Cost of shares redeemed	(663,112,455)	(1,673,120,073)
Net increase (decrease) in net assets from Fund share transactions	604,219,186	(657,906,970)
Increase (decrease) in net assets	664,382,606	(735,288,599)
Net assets at beginning of period	1,949,920,972	2,685,209,571
Net assets at end of period (including undistributed net investment income of $635,100 and $0, respectively)	$2,614,303,578	$1,949,920,972

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.21		$9.45		$9.10	$7.87		$9.14
Income (loss) from investment operations: Net investment incomea	.44		.43		.39	.41		.48
Net realized and unrealized gain (loss)	.28		(.25)		.37	1.32		(1.32)
Total from investment operations	.72		.18		.76	1.73		(.84)
Less distributions from: Net investment income	(.44)		(.37)		(.41)	(.45)		(.43)
Net realized gains	—		—		—	(.05)		—
Return of capital	—		(.05)		—	—		—
Total distributions	(.44)		(.42)		(.41)	(.50)		(.43)
Net asset value, end of period	$9.49		$9.21		$9.45	$9.10		$7.87
Total Return (%)b	7.93	c	2.06	c	8.38	22.48	c	(8.83	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	717		608		918	166		4
Ratio of expenses before expense reductions (%)	1.14		1.17		1.14	1.28		1.62
Ratio of expenses after expense reductions (%)	1.09		1.14		1.14	1.20		1.16
Ratio of net investment income (%)	4.69		4.69		4.16	4.63		6.30
Portfolio turnover rate (%)	53		43		60	68		57
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended May 31,
Class C	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.26		$9.50		$9.15	$7.91		$9.13
Income (loss) from investment operations: Net investment incomea	.37		.37		.32	.35		.41
Net realized and unrealized gain (loss)	.29		(.26)		.37	1.32		(1.26)
Total from investment operations	.66		.11		.69	1.67		(.85)
Less distributions from: Net investment income	(.37)		(.30)		(.34)	(.38)		(.37)
Net realized gains	—		—		—	(.05)		—
Return of capital	—		(.05)		—	—		—
Total distributions	(.37)		(.35)		(.34)	(.43)		(.37)
Net asset value, end of period	$9.55		$9.26		$9.50	$9.15		$7.91
Total Return (%)b	7.13	c	1.28	c	7.65	21.58	c	(9.13	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	390		327		370	59		1
Ratio of expenses before expense reductions (%)	1.90		1.91		1.92	2.10		2.42
Ratio of expenses after expense reductions (%)	1.83		1.86		1.92	1.95		1.96
Ratio of net investment income (%)	3.95		3.98		3.38	3.88		5.50
Portfolio turnover rate (%)	53		43		60	68		57
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended May 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.21	$9.44	$9.10	$7.87	$9.14
Income (loss) from investment operations: Net investment incomea	.45	.45	.41	.44	.49
Net realized and unrealized gain (loss)	.28	(.24)	.36	1.30	(1.32)
Total from investment operations	.73	.21	.77	1.74	(.83)
Less distributions from: Net investment income	(.45)	(.39)	(.43)	(.46)	(.44)
Net realized gains	—	—	—	(.05)	—
Return of capital	—	(.05)	—	—	—
Total distributions	(.45)	(.44)	(.43)	(.51)	(.44)
Net asset value, end of period	$9.49	$9.21	$9.44	$9.10	$7.87
Total Return (%)b	8.12	2.35	8.52	22.72	(8.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	979	676	1,055	176	10
Ratio of expenses before expense reductions (%)	1.01	1.05	1.02	1.22	1.61
Ratio of expenses after expense reductions (%)	.93	.96	.96	.95	.99
Ratio of net investment income (%)	4.85	4.86	4.34	4.88	6.47
Portfolio turnover rate (%)	53	43	60	68	57
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended May 31,
Institutional Class	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.22		$9.46		$9.11	$7.87		$9.14
Income (loss) from investment operations: Net investment incomea	.47		.47		.42	.44		.49
Net realized and unrealized gain (loss)	.28		(.26)		.36	1.31		(1.32)
Total from investment operations	.75		.21		.78	1.75		(.83)
Less distributions from: Net investment income	(.47)		(.40)		(.43)	(.46)		(.44)
Net realized gains	—		—		—	(.05)		—
Return of capital	—		(.05)		—	—		—
Total distributions	(.47)		(.45)		(.43)	(.51)		(.44)
Net asset value, end of period	$9.50		$9.22		$9.46	$9.11		$7.87
Total Return (%)	8.29	b	2.36	b	8.77	22.72	b	(8.69	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	529		339		343	83		44
Ratio of expenses before expense reductions (%)	.83		.83		.84	1.03		1.45
Ratio of expenses after expense reductions (%)	.78		.80		.84	.95		.98
Ratio of net investment income (%)	4.98		5.06		4.46	4.88		6.48
Portfolio turnover rate (%)	53		43		60	68		57
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Floating Rate Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of assignments, but the Fund may also invest in participations. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At May 31, 2013, the Fund had approximately $11,548,000 of net capital losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($8,983,000) and long-term losses ($2,565,000).

The Fund has reviewed the tax positions for the open tax years as of net capital May 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$635,100
Capital loss carryforwards	$(11,548,000)
Net unrealized appreciation (depreciation) on investments	$23,514,478

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2013	2012
Distributions from ordinary income*	$100,085,184	$86,708,043
Return of capital	$—	$12,160,672

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2013, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,668,678,282 and $1,098,277,394, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated from time to time to the Fund's global tactical asset allocation ("GTAA") overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund. Effective May 31, 2013, QS Investors will no longer serve as subadvisor to the Fund, and the Fund will no longer utilize the GTAA strategy.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

For the period June 1, 2012 through May 31, 2013, the Advisor voluntarily agreed to waive a portion of its management fee in the amount of 0.05% of the Fund's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the period from June 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class C	1.87%
Class S	.97%

For the period October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.06%
Class C	1.81%
Class S	.91%
Institutional Class	.81%

Accordingly, for the year ended May 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,075,044, and the amount charged aggregated $12,725,813, which was equivalent to an annual effective rate of 0.59%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2013, the Administration Fee was $2,150,088, of which $220,051 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2013
Class A	$63,964	$11,504	$5,116
Class C	49,415	49,415	—
Class S	213,785	213,785	—
Institutional Class	12,475	—	3,585
	$339,639	$274,704	$8,701

In addition, for the year ended May 31, 2013, the Advisor reimbursed the Fund $58,028 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2013
Class C	$2,549,822	$243,064

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2013	Annual Effective Rate
Class A	$1,542,680	$—	$300,139	.24%
Class C	842,049	23,528	132,476	.24%
	$2,384,729	$23,528	$432,615

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2013 aggregated $104,912.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended May 31, 2013, the CDSC for Class C shares aggregated $37,413. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2013, DIDI received $8,712 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,369, of which $7,663 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At May 31, 2013, the Fund had an unfunded loan commitment of $3,000,000.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	28,684,826	$270,524,366	26,775,300	$247,005,481
Class C	11,780,047	111,859,118	8,074,347	75,117,272
Class S	53,289,124	501,519,043	46,697,279	429,066,193
Institutional Class	31,433,290	297,236,605	19,464,224	179,024,860
		$1,181,139,132		$930,213,806
Shares issued to shareholders in reinvestment of distributions
Class A	2,854,383	$26,789,236	3,275,883	$29,965,409
Class C	1,177,709	11,114,638	1,169,793	10,759,717
Class S	3,225,244	30,268,577	3,117,776	28,526,729
Institutional Class	1,915,790	18,020,058	1,718,818	15,747,442
		$86,192,509		$84,999,297
Shares redeemed
Class A	(22,055,690)	$(207,165,972)	(61,104,776)	$(558,449,359)
Class C	(7,399,046)	(69,779,641)	(12,968,612)	(118,888,885)
Class S	(26,773,227)	(250,691,562)	(88,053,308)	(806,128,687)
Institutional Class	(14,423,234)	(135,475,280)	(20,710,906)	(189,653,142)
		$(663,112,455)		$(1,673,120,073)
Net increase (decrease)
Class A	9,483,519	$90,147,630	(31,053,593)	$(281,478,469)
Class C	5,558,710	53,194,115	(3,724,472)	(33,011,896)
Class S	29,741,141	281,096,058	(38,238,253)	(348,535,765)
Institutional Class	18,925,846	179,781,383	472,136	5,119,160
		$604,219,186		$(657,906,970)

G. Transactions with Affiliates

A summary of the Fund's transactions with affiliated DWS Funds during the year ended May 31, 2013 is as follows:
Affiliate	Value ($) at 5/31/2012	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 5/31/2013
DWS Variable NAV Money Fund	—	10,000,746	—	—	632	10,000,746
Central Cash Management Fund	61,251,048	1,617,467,829	1,416,571,216	—	238,110	262,147,661
Total	61,251,048	1,627,468,575	1,416,571,216	—	238,742	272,148,407

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Portfolio Trust and Shareholders of DWS Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Floating Rate Fund (the "Fund") at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2012 to May 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$1,034.80	$1,031.00	$1,036.80	$1,036.60
Expenses Paid per $1,000*	$5.38	$9.17	$4.62	$3.96
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$1,019.65	$1,015.91	$1,020.39	$1,021.04
Expenses Paid per $1,000*	$5.34	$9.10	$4.58	$3.93

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Fund	1.06%	1.81%	.91%	.78%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Note Concerning April Distribution

The Fund previously estimated that 100% of the dividend payable on April 24, 2013 was comprised entirely of net investment income. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the Fund has updated its estimated sources of such dividend to include approximately 6% as derived from return of capital. Such sources have been determined in accordance with GAAP and do not reflect the tax character of the distribution. Shareholders will receive notification of the tax status of their distributions after calendar year-end.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Notes

Notes

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DFRF-2
(R-027916-2 7/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS FLOATING RATE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$92,289	$0	$0	$0
2012	$87,950	$0	$0	$0

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$51,500	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$51,500	$0	$51,500
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Fund, a series of DWS Portfolio Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 29, 2013